UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 25, 2023

Date of Report

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38326	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Adams Drive, Suite 1308

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CWBR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

To the extent required by this Item, the information included in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

CohBar, Inc. (“CohBar”) moved to adjourn, without conducting any business, its special meeting in lieu of its annual meeting of stockholders on October 25, 2023 to November 6, 2023 at 8:00 a.m. Eastern Time (the “Reconvened Special Meeting”) for the purpose of voting on the proposals contained in CohBar’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on September 12, 2023 (the “Proxy Statement/Prospectus”), a copy of which was first mailed to CohBar stockholders on or about September 12, 2023. The Reconvened Special Meeting will be held entirely online at www.virtualshareholdermeeting.com/CWBR2023SM. The record date for the Reconvened Special Meeting will continue to be the close of business on August 31, 2023.

In connection with the Agreement and Plan of Merger, dated as of May 22, 2023, as amended from time to time (the “Merger Agreement”), by and among CohBar, Chimera MergeCo, Inc., a Delaware corporation and wholly owned subsidiary of CohBar (“Merger Sub”), and Morphogenesis, Inc., a Delaware corporation (“Morphogenesis”), pursuant to which, among other matters and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Morphogenesis, with Morphogenesis continuing as a wholly owned subsidiary of CohBar (the “Merger”), CohBar has filed an initial listing application for the common stock of the combined company to be listed on The Nasdaq Capital Market (“Nasdaq”). It is a condition of the closing of the Merger under the Merger Agreement that the initial listing application with Nasdaq shall have been approved by Nasdaq. CohBar and Morphogenesis continue to discuss with Nasdaq adjustments to the mechanics of the proposed Merger in order to achieve the economic substance contemplated by the Merger Agreement. CohBar has not yet received approval of the initial listing application from Nasdaq and there can be no assurance that the listing condition will occur. In addition, CohBar and Morphogenesis continue to discuss a potential amendment to the Merger Agreement relating to the Parent Closing Cash (as defined in the Merger Agreement) condition to the closing of the Merger. CohBar intends to file a supplement to the Proxy statement/Prospectus to disclose any changes to the Merger Agreement or the mechanics thereof.

The Merger Agreement may be terminated by CohBar or Morphogenesis if the Merger has not been consummated by October 31, 2023.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any proxy, consent, authorization, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Additional Information About the Proposed Transaction for Investors and Stockholders

In connection with the proposed Merger (the “Proposed Transaction”), CohBar has filed relevant materials with the SEC, including a registration statement on Form S-4 that contains the Proxy Statement/Prospectus. This Current Report on Form 8-K is not a substitute for the registration statement or for any other document that CohBar has filed or may file with the SEC in connection with the Proposed Transaction. COHBAR URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT COHBAR, MORPHOGENESIS, THE PROPOSED TRANSACTION AND RELATED MATTERS. The Proxy Statement/Prospectus was first mailed to CohBar’s stockholders on or about September 12, 2023. Investors and stockholders are able to obtain free copies of the Proxy Statement/Prospectus and other documents filed by CohBar with the SEC through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that CohBar communicates with investors and the public using its website (www.cohbar.com), the investor relations website (https://cohbar.com/investors) where anyone is able to obtain free copies of the Proxy Statement/Prospectus and other documents filed by CohBar with the SEC, and stockholders are urged to read the Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Proposed Transaction.

Participants in the Solicitation

CohBar, Morphogenesis and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Proposed Transaction. Information about CohBar’s directors and executive officers including a description of their interests in CohBar is included in CohBar’s most recent Annual Report on Form 10-K (as amended), including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the Proposed Transaction are included in the Proxy Statement/Prospectus relating to the Proposed Transaction filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are not historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based only on CohBar’s current beliefs, expectations and assumptions regarding the future of CohBar’s business, future plans and strategies, projections, anticipated events and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. Examples of such forward-looking statements include but are not limited to express or implied statements regarding CohBar’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding the Reconvened Special Meeting, potential amendments to the Merger Agreement, the initial listing application with Nasdaq and the outcome of the Proposed Transaction. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include:  the risk that the conditions to the closing or consummation of the Proposed Transaction are not satisfied, including the failure to obtain stockholder approval for the Proposed Transaction; uncertainties as to the timing of the consummation of the Proposed Transaction and the ability of each of CohBar and Morphogenesis to consummate the transactions contemplated by the Proposed Transaction, including uncertainty regarding regulatory approvals; risks related to CohBar’s and Morphogenesis’ ability to correctly estimate their respective operating expenses and expenses associated with the Proposed Transaction, as applicable, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Proposed Transaction by either company; the effect of the announcement or pendency of the Proposed Transaction on CohBar’s or Morphogenesis’ business relationships, operating results and business generally; unexpected costs, charges or expenses resulting from the Proposed Transaction; legislative, regulatory, political and economic developments; and additional risks described in the “Risk Factors” section of CohBar’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 and the Proxy Statement/Prospectus. Additional assumptions, risks and uncertainties are described in detail in CohBar’s registration statements, reports and other filings with the SEC and applicable Canadian authorities, which are available on CohBar’s website, and at www.sec.gov or www.sedar.com.

You are cautioned that such statements are not guarantees of future performance and that CohBar’s actual results may differ materially from those set forth in the forward-looking statements. The forward-looking statements and other information contained in this Current Report on Form 8-K are made as of the date hereof and CohBar does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws. Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy any securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.

Date: October 25, 2023	By:	/s/ Jeffrey F. Biunno
	Name:	Jeffrey F. Biunno
	Title:	Chief Financial Officer

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